UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. _________)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12


                           MEDICAL NUTRITION USA, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                           MEDICAL NUTRITION USA, INC.
                                   ___________

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 7, 2005

To the Shareholders of Medical Nutrition USA, Inc.:

         You are cordially invited to attend the 2005 Annual Meeting of Shareholders (the "2005 Annual Meeting") of Medical Nutrition USA, Inc. (the "Company"), which will be held at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, at 10:00 a.m. on Tuesday, June 7, 2005 for the purposes of considering and voting upon:

     1. A proposal to elect five directors to the Board of Directors of the Company (the "Board").

     2. A proposal to ratify the appointment of Goldstein & Ganz P.C. as independent auditors of the Company for the fiscal year ending January 31, 2006.

         These matters are described more fully in the Proxy Statement accompanying this notice.

     3. Such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the shareholders at the 2005 Annual Meeting.

         The Board has fixed the close of business on May 3, 2005 as the record date (the "Record Date") for determining those shareholders who will be entitled to notice of and to vote at the 2005 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2005 Annual Meeting.

         Representation of at least a majority in voting interest of the common stock of the Company either in person or by proxy is required to constitute a quorum for purposes of voting on the proposals set forth above. Accordingly, it is important that your shares be represented at the 2005 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2005 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2005 Annual Meeting.

         Please read the accompanying proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                       By Order of the Board of Directors,

                                       /s/ FRANK A. NEWMAN
                                       -----------------------------------------
                                       Frank A. Newman
                                       Chairman
May 3, 2005
Englewood, New Jersey

               Shareholders Should Read the Entire Proxy Statement
                   Carefully Prior to Returning Their Proxies

                                   ___________

                                 PROXY STATEMENT
                                       FOR
                       2005 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           MEDICAL NUTRITION USA, INC.

                           To Be Held on June 7, 2005

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Medical Nutrition USA, Inc. ("MNI" or the "Company") of proxies to be voted at the 2005 Annual Meeting of Shareholders (the "2005 Annual Meeting"), which will be held at 10:00 a.m. on June 7, 2005 at the Company's executive offices, 10 West Forest Avenue, Englewood, New Jersey 07631, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2005 Annual Meeting of Shareholders (the "Notice"). This Proxy Statement and the proxy are first being mailed to shareholders on or about May 10, 2005. The Company's 2005 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-KSB for the year ended January 31, 2005, is being mailed to shareholders concurrently with this Proxy Statement. The 2005 Annual Report to Shareholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

                         VOTING RIGHTS AND SOLICITATION

         The close of business on May 3, 2005 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the 2005 Annual Meeting. As of the Record Date, the Company had 2,904,965 shares of common stock issued and outstanding. All of the shares of the Company's common stock outstanding on the Record Date are entitled to vote at the 2005 Annual Meeting. Holders of the common stock of record entitled to vote at the 2005 Annual Meeting will have one vote for each share of common stock so held with regard to each matter to be voted upon by such shareholders.

         All votes will be tabulated by the inspector of elections appointed for the 2005 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the 2005 Annual Meeting will constitute a quorum for the transaction of business at the 2005 Annual Meeting.

         The voting interest of shares of the common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the 2005 Annual Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote at the 2005 Annual Meeting, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will be considered as present and entitled to vote with respect to such matter, but will not be counted as a vote cast on such matter.

         In voting with regard to the proposal to elect directors (Proposal 1), shareholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

         In voting with regard to the proposal to ratify the appointment of independent auditors (Proposal 2), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 2 is also governed by Delaware law, and the minimum vote required is a majority of the total votes cast on the proposal, provided a quorum is present. As a result, in accordance with Delaware law, abstentions and broker non-votes will not be counted and will have no effect.

         Shares of the Company's common stock represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the 2005 Annual Meeting in accordance with the shareholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR all nominees for director listed in Proposal 1 and FOR Proposal 2. Management does not know of any matters to be presented at the 2005 Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the 2005 Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

         Any shareholder has the right to revoke his, her or its proxy at any time before it is voted at the 2005 Annual Meeting by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a duly executed proxy bearing a later date, or by appearing at the 2005 Annual Meeting and voting in person.

         The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Company employees for no additional compensation. In addition, the Company has retained American Stock Transfer & Trust Co., its transfer agent, to assist in the solicitation of proxies. The Company will bear all reasonable solicitation fees and expenses of American Stock Transfer & Trust Co. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's common stock, and such persons may be reimbursed for their expenses.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Composition of Board
--------------------

         The Company's Bylaws provide that the Board will consist of not less than three directors. The Board currently consists of seven members, all of whom were elected by the holders of the common stock at the 2004 Annual Meeting of Shareholders. Two directors, Arnold Gans and Myra Gans, are not standing for re-election at the 2005 Annual Meeting, although they will each continue to serve as executive officers of the Company. The Board has no current plans to fill the vacancies, so after the 2005 Annual Meeting, the Board will consist of five members, of whom four will be independent and one will be a member of management.

         The Company's directors are elected by the shareholders at each annual meeting of shareholders and will serve until their successors are elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of the current directors, the nominees for directors and executive officers of the Company, except that Arnold Gans, a current director and the Company's President, and Myra Gans, a current director and the Company's Executive Vice President and Secretary, are husband and wife.

         The proxy holders named on the proxy intend to vote all proxies received by them in the accompanying form FOR the election of the nominees listed below, unless instructions to the contrary are marked on the proxy. These nominees have been selected by the Board. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of shareholders to be held in 2006 or until his or her successor has been duly elected and qualified.

         In the event that a nominee is unable or declines to serve as a director at the time of the 2005 Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below, unless instructions are given to the contrary. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

         The following is certain information as of April 30, 2005 regarding the nominees for election as directors.

Nominees for Election as Directors
----------------------------------

         Name                    Position                                          Age
         ----                    --------                                          ---
         Francis Newman          Chairman, Chief Executive Officer, Director       56
         Lawrence Burstein       Director                                          62
         Andrew Horowitz         Director                                          43
         Mark Rosenberg          Director                                          43
         Bernard Korman          Director                                          73

Biographical Information Regarding Directors
--------------------------------------------

         Francis Newman. Mr. Newman has been a director since November 2002 and Chief Executive Officer of the Company since March 2003, and Chairman since July 2003. From 2001 to 2003 Mr. Newman was a private investor and advisor to health care and pharmaceutical companies. From 2000 to 2001 he was President and CEO of more.com, an internet pharmacy company. From 1993 to 2000 he was President and CEO, and from 1997 until 2000 Chairman, President and CEO of Eckerd Corporation, one of the largest drug store chains in the US. From 1986 until 1993, he was President and CEO of F&M Distributors, Inc., a drug store chain. Mr. Newman is a director of Jabil Circuit, Inc., JoAnn Stores and MTS Medication Technologies. He has served on the board of the National Association of Chain Drug Stores since 1993, including as its Chairman (1999-2000). Mr. Newman is a member of the University of Michigan School of Pharmacy Board of Advisors and a Trustee of Sidwell Friends School, Washington DC.

         Arnold Gans. Mr. Gans, one of the Company's founders, has been President of the Company since its formation in 1981. He was Chief Executive Officer until 2003 and a director since 1982. Prior to founding the company in 1981, Mr. Gans was President of Control Drug, Inc. a private company engaged in the manufacture of nutritional protein supplements. Mr. Gans was granted patents in 1977, which he has assigned to the Company, for method-use manufacturing for certain nutritional formula processes relating to the use of certain foods to treat nutritional deficiency. Mr. Gans has served on the Board of Holy Name Hospital in Teaneck, New Jersey. He serves on the Alumni Board of Columbia University's School of Public Health and is Chairman of the Alumni Federation Scholarship Aid Committee. Mr. Gans is the husband of Myra Gans, the Company's Executive Vice President/Secretary. Mr. Gans is not standing for re-election at the 2005 Annual Meeting, at which time he will become director emeritus and continue to serve as President of the Company.

         Myra Gans. Mrs. Gans has been Executive Vice President, Secretary since March 1982. Mrs. Gans was also a Director of the Company since 1982. She has overall sales responsibility for the Pro-Stat product line, and works in a close capacity with the Company's Chairman and corporate attorneys. Mrs. Gans has also worked extensively with clinicians and hospitals to integrate the Company's products and programs and to organize seminars and in-services. Mrs. Gans is the wife of Arnold Gans, the Company's President. Mrs. Gans is not standing for re-election at the 2005 Annual Meeting, although she will continue to serve as Executive Vice President/Secretary of the Company.

         Lawrence Burstein. Mr. Burstein has been a director of the Company since 1982. Since March 1996, he has been President, a director and principal shareholder of Unity Venture Capital Associates Ltd. ("Unity"), a private investment banking firm. Unity is a principal shareholder of the Company (See "Security Ownership of Certain Beneficial Owners and Management" later in this Proxy Statement for more information about Unity's ownership of the Company's common stock). Mr. Burstein is also a director of CAS Medical Systems, Inc., a manufacturer of medical devices, T-HQ, Inc., a developer of electronic game cartridges, Traffix, Inc., an Internet marketing company, Trinity Partners Acquisition Company, Inc. a publicly traded acquisition vehicle, and ID Systems, Inc., a manufacturer and marketer of systems to monitor physical assets.

         Andrew Horowitz. Mr. Horowitz has been a director of the Company since September 2002. He is President and CEO of Aveta Ancillary Services LLC, a national provider of pharmacy and hospice services. Aveta manages Partners Healthcare, a provider of institutional pharmacy services to the long-term care industry throughout New Jersey, Connecticut, Missouri, Kansas; Solutions Homecare, LLC. an infusion therapy company in New Jersey, and Care Alternatives, a hospice services provider in New Jersey, California, New York, Pennsylvania and Missouri. In 1989 he left the practice of law to join Scotchwood Pharmacy. Scotchwood was subsequently acquired by The Multicare Companies, Inc. Mr. Horowitz remained in a management capacity until October 1998, when he founded Partners. In January 2000 he acquired Garden State Hospice, a provider of hospice services throughout New Jersey with its primary focus on providing care to patients residing in long-term care facilities. Garden State Hospice recently changed its name to Care Alternatives. In August 2000 he formed Solutions Healthcare, which is a JCAHO accredited infusion therapy company. These entities were consolidated in 2003 under Aveta.

         Mark Rosenberg. Mr. Rosenberg has been a director since March 2004. He is one of four Research Analysts for MHR Fund Management LLC, a $1 billion fund focused on middle market distressed businesses. He previously was Vice President with CRT Capital Group LLC in Greenwich, CT, where he was a Research Analyst of distressed high yield and convertible debt covering the healthcare industry, among others. He was the former president of Rosemark Management, Inc. in New York City where he managed a portfolio of operating businesses and real estate investments. He serves on the Board of Ben Arnold Sunbelt Beverage Company of South Carolina, L.P., Columbia, SC. Mr. Rosenberg graduated from the Wharton School, University of Pennsylvania and holds a Bachelors of Science in Economics, 1984.

         Bernard Korman. Mr. Korman has been a director since September 2004. Mr. Korman is Chairman of Philadelphia Health Care Trust, a Foundation dedicated to supporting healthcare delivery, research and education. After practicing law in Philadelphia for 13 years, in 1968 founded and was Chairman, President and CEO of American Medicorp, Inc. (NYSE), one of the first public hospital management companies in the United States. From 1977 until 1995, President and CEO of MEDIQ Incorporated (AMEX), a healthcare services company, and Chairman of PCI Services, Inc. (NASDAQ), a pharmaceutical packaging services company (1983-1996). In 1975, at the request of the University of Pennsylvania, when it was considering the closure of Graduate Hospital, he created and implemented the plan to establish Graduate Hospital as a free-standing community institution with an academic affiliation with the University. Served on the Board of Graduate Hospital and its parent, The Graduate Health System from 1975 until 1996. Mr. Korman presently serves as a Director of The New America High Income Fund, Inc. (NYSE); Omega Healthcare Investors, Inc. (NYSE); Kramont Realty Trust
(NYSE); and NutraMax Products, Inc.

Board Meetings And Committees
-----------------------------

         The Board held a total of five meetings during the fiscal year ended January 31, 2005 (the "2005 Fiscal Year"). The Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.

         The Audit Committee operates under a written charter adopted by the Board on January 14, 2003. All members of the committee are independent, as defined in the NASDAQ Stock market listing standards. A copy of the Audit Committee Charter is attached as an exhibit to the Company's proxy materials for the annual meeting of shareholders held on April 22, 2003, which proxy materials were filed with the Securities and Exchange Commission (the "SEC") on March 24, 2003. The Audit Committee's duties include responsibility for reviewing the Company's accounting practices and audit procedures. The Audit Committee, which consists of Lawrence Burstein, Andrew Horowitz, and Mark Rosenberg, held three meetings during the 2005 Fiscal Year. Each member of the Audit Committee meets the independence requirements of Rule 4200(a)(15) of the NASDAQ Stock market listing standards ("Rule 4200(a)(15)"). (See the "Report of Audit Committee" later in this Proxy Statement, which details the duties and performance of the Audit Committee.) The Company's Board of Directors has determined that Mr. Burstein is qualified to serve as an audit committee financial expert as defined in the applicable regulations of the Securities and Exchange Commission.

         The Compensation Committee recommends to the Board the compensation and benefits of the Company's executive officers, and has established and reviews general policies relating to compensation of the Company's employees. The Compensation Committee, which consists of Lawrence Burstein, Andrew Horowitz, Bernard Korman, and Mark Rosenberg, held two meetings during the 2005 Fiscal Year.

         The Nominating & Governance Committee operates under a written charter adopted by the board on February 25, 2004. A copy of the Nominating & Governance Committee Charter is attached as an exhibit to the Company's proxy materials for the annual meeting of shareholders held on June 9, 2004, which proxy materials were filed with the SEC on May 7, 2004. The Nominating & Governance Committee's duties include developing and maintaining a current list of the functional needs and qualifications of members of the Board, evaluating and recommending whether a member of the Board meets the criteria to qualify as an "independent" director under Rule 4200(a)(15), to interview, evaluate, nominate and recommend individuals for membership on the Board as required and to evaluate the effectiveness of the meetings of the Board, including agendas, meeting materials, meeting structure and organization, schedule of meetings and minutes. The committee also prepares, recommends and establishes Board policies for corporate governance and planning. The Nominating & Governance Committee, which consists of Lawrence Burstein, Andrew Horowitz, Bernard Korman, and Mark Rosenberg, had two meetings during the 2005 Fiscal Year. Each member of the Nominating & Governance Committee meets the independence requirements of Rule 4200(a)(15).

         The Nominating & Governance Committee does not currently have a formal policy with regards to the consideration of director candidates recommended by security holders. However, the Nominating & Governance Committee intends to formulate and adopt such a policy during the current fiscal year.

         Shareholders who wish to communicate with members of the Board may send correspondence to them in care of Corporate Secretary, Medical Nutrition USA, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631.

         We encourage each of our directors to attend the Annual Meeting. Six of our seven directors attended our Annual Meeting held on June 9, 2004.

Director Compensation
---------------------

         Directors of the Company who are not officers or employees receive, as compensation for their services as directors, including the committees on which they serve: (a) a grant, at the time of their election or appointment, of an option to purchase 12,000 shares of our common stock, and (b) an annual grant of an option to purchase 5,000 shares of our common stock. The exercise price of these options is equal to the last reported sale price for our common stock on the trading day preceding the grant of the options.


                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has appointed the firm of Goldstein & Ganz P.C., 98 Cuttermill Road, Great Neck, NY 11021, to act as independent public accountants of the Company for the fiscal year ending January 31, 2006, and has directed that such appointment be submitted to the shareholders of the Company for ratification at the 2005 Annual Meeting. Goldstein & Ganz P.C. is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Goldstein & Ganz P.C., the Board will reconsider the appointment. Representatives of Goldstein & Ganz P.C. will be present at the 2005 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders. Goldstein & Ganz P.C. has acted as independent public accountants of the Company for each fiscal year since January 31, 2000 and including the fiscal year ended January 31, 2005.

Audit Fees
----------

         During the last two fiscal years, Goldstein & Ganz P.C. has billed the Company the following fees for its services:

                               Fiscal Year Ending
                               ------------------

                               January 31, 2004           January 31, 2005
                               ----------------           ----------------

Audit Fees                     $20,975                    $33,244
Audit-Related Fees             $     0                    $ 4,463
Tax Fees                       $     0                    $     0
All Other Fees (1)             $ 7,925                    $ 6,425

(1) All other fees includes fees for modifications to budget, cash flow and accounting software, as well as review of the Company's general ledger system.

         It has historically been the practice of the Company that all audit fees are approved by the Audit Committee. However, audit fees and other fees paid to our independent auditors have historically not been pre-approved by the Audit Committee, and such fees were not pre-approved by the Audit Committee during Fiscal Year 2005. In compliance with the rules adopted by SEC in order to implement the requirements of the Sarbanes-Oxley Act of 2002, our Audit Committee has adopted pre-approval policies and procedures, which policies and procedures are discussed below.

         Our Audit Committee has considered whether the provision of services other than those described above under the heading "Audit Fees" are compatible with maintaining the independence of our principal accountants.

Audit Committee Pre-Approval Policies
-------------------------------------

         Our Audit Committee has adopted pre-approval policies and procedures pursuant to which audit and permissible non-audit services are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget will be monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, for any fees for services above $5,000, we will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor for such services. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee's responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Recommendation of the Board
---------------------------

         The Board unanimously recommends that shareholders vote FOR the proposal to ratify the appointment of Goldstein & Ganz P.C. as independent public accountants of the Company for the fiscal year ending January 31, 2006.

                                   MANAGEMENT

         The following sets forth the names, ages and positions of the Company's executive officers as of April 30, 2005:

         Name                     Position                                                Age
         ----                     --------                                                ---
         Francis Newman           Chairman, Chief Executive Officer and Director           56
         Arnold Gans              President and Director                                   71
         Myra Gans                Executive Vice President, Secretary and Director         67

Background
----------

         Francis Newman. Mr. Newman has been Chairman of the Company since July 2003, Chief Executive Officer since March 2003 and a Director of the Company since November 2002. See, "Proposal 1--Election of Directors" for additional biographical information on Mr. Newman.

         Arnold Gans. Mr. Gans, one of the Company's founders, has been President of the Company since its formation in 1981. He was Chief Executive Officer until 2003 and a director since 1982. See, "Proposal 1--Election of Directors" for additional biographical information on Mr. Gans.

         Myra Gans. Mrs. Gans has been Executive Vice President, Secretary since March 1982. Mrs. Gans was also a Director of the Company since 1982. See, "Proposal 1--Election of Directors" for additional biographical information on Mrs. Gans.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 20, 2005 by: (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock; (ii) each of the Company's directors; (iii) the Chief Executive Officer of the Company and each of the three other most highly-compensated executive officers of the Company serving as such as of the end of the last fiscal year whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities to the Company (such individuals are hereafter referred to as the "Named Executive Officers"); and (iv) all of the Company's directors and Named Executive Officers as a group:

                                                                   Shares of
                                                         Common Stock Beneficially Owned
                                                         -------------------------------
Name and Address of Beneficial Owner(1)                    Number            Percent(2)
---------------------------------------                  ----------          ----------
Francis Newman (3) ...................................    2,065,916            44.4%

Arnold Gans (4) ......................................      811,789            22.5%

Myra Gans (5) ........................................      811,789            22.5%

Lawrence Burstein (6) ................................      504,977            16.0%

Andrew Horowitz (7) ..................................      440,666            13.4%

Mark Rosenberg (8) ...................................       25,334             0.9%

Bernard Korman (9) ...................................      257,778             8.4%

Richard Ullman (10) ..................................    2,721,994            53.8%

All directors and Named Executive Officers as a group
    (8 persons) .....................................     6,828,454            81.7%

(1) Unless otherwise noted, the address for each person is c/o Medical Nutrition USA, Inc., 10 West Forest Avenue, Englewood, New Jersey 07631.

(2) Percentage ownership is based on 2,904,965 shares of common stock outstanding on March 18, 2005. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Ownership consists of (a) 320,583 shares of common stock held by Mr. Newman personally, which are subject to a right of the Company to repurchase such shares under certain circumstances, (b) 212,000 shares of common stock issuable upon the exercise of options that are immediately exercisable, (c) 800,000 shares of common stock issuable upon the exercise of warrants that are immediately exercisable, and (d) 733,333 shares of common stock issuable upon the conversion of convertible promissory notes that are immediately convertible (See "Certain Relationships and Related Transactions" later on this Proxy Statement for further information regarding the warrants and the convertible promissory notes).

(4) Ownership consists of (a) 54,993 shares of common stock held by Mr. Gans personally and 54,993 shares of common stock beneficially owned on behalf of his wife Mrs. Gans, (b) 327,569 shares of common stock issuable upon the exercise of options that are immediately exercisable and 294,234 shares of common stock, beneficially owned on behalf of his wife Mrs. Gans, issuable upon the exercise of options that are immediately exercisable, (c) 20,000 shares of common stock issuable upon the exercise of warrants that are immediately exercisable and 20,000 shares of common stock, beneficially owned on behalf of his wife Mrs. Gans, issuable upon the exercise of warrants that are immediately exercisable, (d) 20,000 shares of common stock issuable upon the conversion of convertible promissory notes that are immediately convertible and 20,000 shares of common stock, beneficially owned on behalf of his wife Mrs. Gans, issuable upon the conversion of convertible promissory notes that are immediately convertible. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(5) Ownership consists of (a) 54,993 shares of common stock held by Mrs. Gans personally and 54,993 shares of common stock beneficially owned on behalf of her husband Mr. Gans, (b) 294,234 shares of common stock issuable upon the exercise of options that are immediately exercisable and 327,569 shares of common stock, beneficially owned on behalf of her husband Mr. Gans, issuable upon the exercise of options that are immediately exercisable, (c) 20,000 shares of common stock issuable upon the exercise of warrants that are immediately exercisable and 20,000 shares of common stock, beneficially owned on behalf of her husband Mr. Gans, issuable upon the exercise of warrants that are immediately exercisable, (d) 20,000 shares of common stock issuable upon the conversion of convertible promissory notes that are immediately convertible and 20,000 shares of common stock, beneficially owned on behalf of her husband Mr. Gans, issuable upon the conversion of convertible promissory notes that are immediately convertible. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(6) Ownership consists of (a) 36,153 shares of common stock held by Mr. Burstein personally and 212,199 shares of common stock beneficially owned on behalf of Unity, (b) 49,000 shares of common stock issuable upon the exercise of options that are immediately exercisable and 36,000 shares of common stock, beneficially owned on behalf of Unity, issuable upon the exercise of options that are immediately exercisable, (c) 50,000 shares of common stock issuable upon the exercise of warrants that are immediately exercisable, 30,000 shares of common stock, beneficially owned on behalf of his wife Mrs. Slutsky, issuable upon the exercise of warrants that are immediately exercisable and 11,625 shares of common stock, beneficially owned on behalf of Unity, issuable upon the exercise of warrants that are immediately exercisable, (d) 50,000 shares of common stock issuable upon the conversion of convertible promissory notes that are immediately convertible and 30,000 shares of common stock, beneficially owned on behalf of his wife Mrs. Slutsky issuable upon the conversion of convertible promissory notes that are immediately convertible. Mr. Burstein is president, a director and the principal shareholder of Unity, and is deemed to be the beneficial owner of the securities held by or issuable to Unity. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(7) Ownership consists of (a) 50,000 shares of common stock beneficially owned on behalf of Grand Slam, LLC, (b) 24,000 shares of common stock issuable upon the exercise of options that are immediately exercisable, (c) 100,000 shares of common stock issuable upon the exercise of warrants that are immediately exercisable and 133,333 shares of common stock, beneficially owned on behalf of Grand Slam, LLC, issuable upon the exercise of warrants that are immediately exercisable, (d) 133,333 shares of common stock, beneficially owned on behalf of Grand Slam, LLC, issuable upon the conversion of convertible promissory notes that are immediately convertible. Andrew Horowitz is the managing member of Grand Slam, LLC, and is deemed to be the beneficial owner of the securities held by or issuable to Grand Slam, LLC. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(8) Ownership consists of (a) options to purchase 12,000 shares of common stock issuable upon the exercise of options that are immediately exercisable, (b) 6,667 shares of common stock issuable upon the exercise of warrants that are immediately exercisable, (c) 6,667 shares of common stock issuable upon the conversion of convertible promissory notes that are immediately convertible. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(9) Ownership consists (a) 80,000 shares of common stock held by Bernard Korman personally, (b) 88,889 shares of common stock issuable upon the exercise of warrants that are immediately exercisable, (c) 88,889 shares of common stock issuable upon the conversion of convertible promissory notes that are immediately convertible. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

(10) Mr. Ullman is a limited partner of the Ullman Family Partnership LLC. Ownership consists of (a) 564,661 shares of common stock beneficially owned on behalf of the Ullman Family Partnership LLC, (b) 24,000 shares of common stock issuable upon the exercise of options that are immediately exercisable, (c) 800,000 shares of common stock issuable upon the exercise of warrants that are immediately exercisable and 533,333 shares of common stock, beneficially owned on behalf of the Ullman Family Partnership LLC, issuable upon the exercise of warrants that are immediately exercisable,
     (d) 800,000 shares of common stock issuable upon the conversion of convertible promissory notes that are immediately convertible. Mr. Ullman was a director throughout the 2004 Fiscal Year and resigned effective March 30, 2004. (See "Certain Relationships and Related Transactions" later in this Proxy Statement for further information regarding the convertible promissory note and the warrant).

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain information regarding the compensation earned during the last three fiscal years (ended January 31, 2005, 2004 and 2003, respectively) by the Named Executive Officers:

                           Summary Compensation Table

                                               Annual                       Long-Term
                                           Compensation(1)                 Compensation
                                           ---------------                 ------------
                                                                                  Securities
                                                             Restricted Stock     Underlying     All Other
Name and Principal Position            Year        Salary        Award(s)          Options      Compensation
---------------------------            ----       --------      --------           -------      ------------
Frank A. Newman, Chairman, CEO.......  2005       $135,000                         300,000
                                       2004       $134,361      $187,500           150,000
                                       2003                                         12,000

Arnold Gans, President...............  2005       $144,000                         250,000
                                       2004       $144,000      $ 10,608           125,000       (2)$30,769
                                       2003       $127,384                         119,902

Myra Gans, Exec. VP..................  2005       $110,000                         200,000
                                       2004       $ 99,000      $ 10,608           100,000       (2)$25,384
                                       2003       $ 94,769                         119,901

1. Excludes perquisites and other personal benefits, securities or property, which aggregate the lesser of $50,000 or 10% of the total of annual salary and bonus.

2. Consists of repayment of deferred salary loaned to the company in the fiscal year ended January 31, 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the 2005 fiscal year. At its December 2004 meeting, the Board of Directors changed the timing of annual option grants from March to December of each year, in order to include the grants as part of the annual performance reviews that the Company typically conducts in January. As a result, the Named Executive Officers received option grants in both March and December of 2004. The next scheduled time for consideration of annual option grants for the Named Executive Officers is December 2005. No stock appreciation rights were granted to any of the Named Executive Officers during the 2005 fiscal year.

                                                        Individual Grants
                                                        -----------------

                                       Number of      Percent of
                                       Securities   Total Options
                                       Underlying     Granted to     Exercise or
                                        Options      Employees in     Base Price     Expiration
       Name                             Granted      Fiscal 2004      Per Share         Date
       ----                             -------      -----------      ---------        -------

       Frank A. Newman............      150,000          15%             $1.90         3/17/14
       Arnold Gans................      125,000          12%             $1.90         3/17/14
       Myra Gans..................      100,000          10%             $1.90         3/17/14
       Frank A. Newman............      150,000          15%             $2.52         12/8/14
       Arnold Gans................      125,000          12%             $2.52         12/8/14
       Myra Gans..................      100,000          10%             $2.52         12/8/14

                          FISCAL YEAR-END OPTION VALUES

         No options were exercised by any Named Executive Officers during the 2005 fiscal year. No stock appreciation rights were exercised by any of the Named Executive Officers during the 2005 fiscal year, and no stock appreciation rights are currently outstanding. The following table sets forth the number of shares of the Company's common stock subject to exercisable and unexercisable stock options, which the Named Executive Officers held at the end of the 2005 fiscal year.

                          FISCAL YEAR END OPTION VALUES

                                                 Number of Securities              Value of Unexercised
                                                 Underlying Unexercised            In-the-Money Options
                                               Options at Fiscal Year-End         at Fiscal Year-End (1)
                                             ----------------------------      ----------------------------

                                                                 Non-                              Non-
Name                                         Exercisable      Exercisable      Exercisable      Exercisable
-------------------------------------------  -----------      -----------      -----------      -----------
Frank Newman..............................      162,000         300,000         $ 63,600         $60,000
Arnold Gans...............................      285,902         250,000         $301,499         $50,000
Myra Gans.................................      260,901         200,000         $293,997         $40,000

1. Calculated by determining the difference between the fair market value of the Company's common stock as of January 31, 2005, the last full trading day of the Company's common stock before the end of the fiscal year, and the exercise price of the option.

Employment Agreements

         In March 2003, the Company entered into a three-year employment agreement with Mr. Newman pursuant to which he serves as the Company's Chief Executive Officer. The agreement provides for an initial base salary of $135,000 per year, which may be increased to $150,000 based upon review and the continued progress of the Company. In addition, the base salary may be increased by up to 10% per year, in the discretion of the Board. The Board approved a salary increase to $175,000 for the current fiscal year for Mr. Newman. Mr. Newman is eligible to receive a bonus in an amount up to 100% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves agreed upon targets.

         If Mr. Newman's employment is terminated by the Company without cause, by Mr. Newman for good reason or in connection with a change in control, he will be entitled to receive all accrued salary and bonuses through the date of termination, plus a lump sum severance payment equal to his salary for the remainder of the term of his employment agreement, plus a continuation of all benefit coverages for a period of one year. In addition, upon any such termination event, all stock options then held by Mr. Newman will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mr. Newman will lapse.

         In January 2003, the Company entered into a three-year employment agreement with Mr. Gans pursuant to which he serves as the Company's President. The agreement provides for an initial base salary of $144,000 per year, which may be increased to $160,000 based upon review and the continued progress of the Company. In addition, the base salary may be increased by up to 10% per year, in the discretion of the Board. The Board approved a salary increase to $160,000 for the current fiscal year for Mr. Gans. Mr. Gans is eligible to receive a bonus in an amount up to 100% of his then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves agreed upon targets.

         If Mr. Gans' employment is terminated by the Company without cause, by Mr. Gans for good reason or in connection with a change in control, he will be entitled to receive all accrued salary and bonuses through the date of termination, plus a lump sum severance payment equal to his salary for the remainder of the term of his employment agreement, plus a continuation of all benefit coverages for a period of one year. In addition, upon any such termination event, all stock options then held by Mr. Gans will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mr. Gans will lapse.

         In January 2003, the Company entered into a three-year employment agreement with Mrs. Gans pursuant to which she serves as the Company's Executive Vice President. The agreement provides for an initial base salary of $99,000 per year, which may be increased to $110,000 based upon review and the continued progress of the Company. In addition, the base salary may be increased by up to

10% per year, in the discretion of the Board. The Board approved a salary increase to $120,000 for the current fiscal year for Mrs. Gans. Mrs. Gans is eligible to receive a bonus in an amount up to 50% of her then-current base salary (payable 50% in cash and 50% in restricted stock or stock options) if the Company achieves agreed upon targets.

         If Mrs. Gans' employment is terminated by the Company without cause, by Mrs. Gans for good reason or in connection with a change in control, she will be entitled to receive all accrued salary and bonuses through the date of termination, plus a lump sum severance payment equal to her salary for the remainder of the term of her employment agreement, plus a continuation of all benefit coverages for a period of one year. In addition, upon any such termination event, all stock options then held by Mrs. Gans will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mrs. Gans will lapse.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The July 2003 transactions referenced in the discussion below were a part of the Company's private placement of $3,127,500 of debt that was marketed to a large group of individuals and institutions as part of the Company's strategy to obtain capital to enable it to implement its business plan.

         Transactions with Francis Newman. In July 2003 Francis Newman loaned the Company $550,000, and such loan is evidenced by a convertible promissory note (the "Newman Note"). Interest accrues on the Newman Note at the rate of 8% per annum, and all principal and interest under the Newman Note is due and payable in a single installment on July 31, 2006 (the "Maturity Date"), provided that the principal amount and all accrued interest of the Newman Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Newman Note may be voluntarily converted, in whole or in part, at any time prior to the Maturity Date, at the option of Mr. Newman, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Newman Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Newman Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Newman will receive shares of preferred stock (the number of which will be determined as set forth above) if the Newman Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Newman Note) in an amount not less than $2,000,000. The Company also granted Mr. Newman certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Newman Note.

         As further consideration for the Newman Note, the Company granted Mr. Newman a warrant to purchase 733,333 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the

Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         In March 2003, Mr. Newman was appointed as Chief Executive Officer. In July 2003, Mr. Newman was appointed Chairman.

         Transactions with Arnold and Myra Gans. In July 2003 Arnold and Myra Gans loaned the Company $30,000, and such loan is evidenced by a convertible promissory note (the "Gans Note"). Interest accrues on the Gans Note at the rate of 8% per annum, and all principal and interest under the Gans Note is due and payable in a single installment on July 31, 2006 (the "Gans Note Maturity Date"), provided that the principal amount and all accrued interest of the Gans Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Gans Note may be voluntarily converted, in whole or in part, at any time prior to the Gans Note Maturity Date, at the option of Mr. and Mrs. Gans, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Gans Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Gans Note will be automatically converted into the number of shares of common stock as is obtained by dividing
(a) the outstanding principal balance of, and all accrued and unpaid interest on, the Gans Note as of the closing date of the Qualifying Equity Financing by
(b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Gans will receive shares of preferred stock (the number of which will be determined as set forth above) if the Gans Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Gans Note) in an amount not less than $2,000,000). The Company also granted Mr. and Mrs. Gans certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Gans Note.

         As further consideration for the Gans Note, the Company granted Mr. and Mrs. Gans a warrant to purchase 40,000 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Lawrence Burstein. In July 2003 Lawrence Burstein and his wife loaned the Company $60,000, and such loan is evidenced by a convertible promissory note (the "Burstein Note"). Interest accrues on the Burstein Note at the rate of 8% per annum, and all principal and interest under the Burstein Note is due and payable in a single installment on July 31, 2006 (the "Burstein Note Maturity Date"), provided that the principal amount and all accrued interest of the Burstein Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Burstein Note may be voluntarily converted, in whole or in part, at any time prior to the Burstein Note Maturity Date, at the option of Mr. and Mrs. Burstein, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Burstein Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Burstein Note will be automatically converted into the number of shares of our common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Burstein Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Burstein will receive shares of preferred stock (the number of which will be determined as set forth above) if the Burstein Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Burstein Note) in an amount not less than $2,000,000. The Company also granted Mr. and Mrs. Burstein certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Burstein Note.

         As further consideration for the Burstein Note, the Company granted Mr. and Mrs. Burstein a warrant to purchase 80,000 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Grand Slam, LLC and Andrew Horowitz. Mr. Horowitz is the managing member of Grand Slam, LLC ("Grand Slam"). In July 2003 Grand Slam loaned the Company $100,000, and such loan is evidenced by a convertible promissory note (the "Grand Slam Note"). Interest accrues on the Grand Slam Note at the rate of 8% per annum, and all principal and interest under the Grand Slam
Note is due and payable in a single installment on July 31, 2006 (the "Grand Slam Note Maturity Date"), provided that the principal amount and all accrued interest of the Grand Slam Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Grand Slam Note may be voluntarily converted, in whole or in part, at any time prior to the Grand Slam Note Maturity Date, at the option of Grand Slam, LLC, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Grand Slam Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Grand Slam Note will be automatically converted into the number of shares of our common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Grand Slam Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the

Qualifying Equity Financing. Notwithstanding the foregoing, Grand Slam LLC will receive shares of preferred stock (the number of which will be determined as set forth above) if the Grand Slam Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Grand Slam Note) in an amount not less than $2,000,000. The Company also granted Grand Slam LLC certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Grand Slam Note.

         As further consideration for the Grand Slam Note, the Company granted Grand Slam LLC a warrant to purchase 133,333 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Mark Rosenberg. In July 2003 Mark Rosenberg loaned the Company $5,000, and such loan is evidenced by a convertible promissory note (the "Rosenberg Note"). Interest accrues on the Rosenberg Note at the rate of 8% per annum, and all principal and interest under the Ullman Note is due and payable in a single installment on July 31, 2006 (the "Rosenberg Note Maturity Date"), provided that the principal amount and all accrued interest of the Rosenberg Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Rosenberg Note may be voluntarily converted, in whole or in part, at any time prior to the Rosenberg Note Maturity Date, at the option of Mr. Rosenberg, into shares of our common stock at a conversion price per share equal to $0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Rosenberg Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Rosenberg Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Rosenberg Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Rosenberg will receive shares of preferred stock (the number of which will be determined as set forth above) if the Rosenberg Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Rosenberg Note) in an amount not less than $2,000,000. The Company also granted Mr. Rosenberg certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Rosenberg Note.

         As further consideration for the Rosenberg Note, the Company granted Mr. Rosenberg a warrant to purchase 6,666 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than

$0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Bernard Korman. In December 2003 Bernard Korman loaned the Company $200,000, and such loan is evidenced by a convertible promissory note (the "Korman Note"). Interest accrues on the Korman Note at the rate of 8% per annum, and all principal and interest under the Korman Note is due and payable in a single installment on July 31, 2006 (the "Korman Note Maturity Date"), provided that the principal amount and all accrued interest of the Korman Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Korman Note may be voluntarily converted, in whole or in part, at any time prior to the Korman Note Maturity Date, at the option of Mr. Korman, into shares of common stock at a conversion price per share equal to $2.25. At the closing of a Qualifying Equity Financing (as defined below) on or before the Korman Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Korman Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Korman Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $2.25 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Korman will receive shares of preferred stock (the number of which will be determined as set forth above) if the Korman Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $2.25. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Terry Note) in an amount not less than $2,000,000. The Company also granted Mr. Korman certain registration rights with respect to the shares of our common stock issuable directly or indirectly upon conversion of the Korman Note.

         As further consideration for the Korman Note, the Company granted Mr. Korman a warrant to purchase 88,889 shares of common stock at a price per share equal to $3.00, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $2.25, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $2.25, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing.

         Transactions with Richard Ullman. In July 2003 Richard Ullman loaned the Company $600,000, and such loan is evidenced by a convertible promissory note (the "Ullman Note"). Interest accrues on the Ullman Note at the rate of 8% per annum, and all principal and interest under the Ullman Note is due and payable in a single installment on July 31, 2006 (the "Ullman Note Maturity Date"), provided that the principal amount and all accrued interest of the Ullman Note may be prepaid, in whole or in part, at any time upon 15 days' prior written notice. The Ullman Note may be voluntarily converted, in whole or in part, at any time prior to the Ullman Note Maturity Date, at the option of Mr. Ullman, into shares of common stock at a conversion price per share equal to

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

$0.75. At the closing of a Qualifying Equity Financing (as defined below) on or before the Ullman Note Maturity Date, the entire outstanding principal balance of, and all accrued and unpaid interest on, the Ullman Note will be automatically converted into the number of shares of common stock as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Ullman Note as of the closing date of the Qualifying Equity Financing by (b) the lower of (i) $0.75 or (ii) the price per share of equity securities sold in the Qualifying Equity Financing. Notwithstanding the foregoing, Mr. Ullman will receive shares of preferred stock (the number of which will be determined as set forth above) if the Ullman Note is converted in connection with a Qualifying Equity Financing in which the Company sells preferred stock at a price per share that is less than or equal to $0.75. A "Qualifying Equity Financing" shall mean an equity financing in which the Company sells shares of equity securities and obtains net proceeds (including conversion of the Ullman Note) in an amount not less than $2,000,000. The Company also granted Mr. Ullman certain registration rights with respect to the shares of common stock issuable directly or indirectly upon conversion of the Ullman Note.

         As further consideration for the Ullman Note, the Company granted Mr. Ullman a warrant to purchase 800,000 shares of common stock at a price per share equal to $0.75, provided that if, pursuant to a Qualifying Equity Financing the Company sells (a) common stock at a price per share less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of common stock at a price per share equal to the price per share offered in the Qualifying Equity Financing; or (b) preferred stock at a price equal to or less than $0.75, then the Company will exchange the warrant for a warrant to purchase the same number of shares of preferred stock at the price per share offered in the Qualifying Equity Financing. Mr. Ullman resigned from the Board of Directors in March 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such forms received by it, or written representation from certain reporting persons that no Form 5s were required for those persons, the Company believes that all reporting requirements under Section 16(a) for the 2005 Fiscal Year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners, except that Mr. Korman was late in filling a Form 3 in September 2004 to report his shareholdings upon election as a Director and in filing a Form 4 to report his transactions occurring in the month of September 2004; and Mr. Burstein, Mr. Horowitz and Mr. Rosenberg were each late in filing a Form 4 to report transactions occurring in the month of December 2004; . All such filings have been made as of the Record Date. Each of such filings were filed to report one reportable transaction, except for Mr. Korman's Form 3 for the month of September 2004, which Form 3 was filed to report three reportable transactions.

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

                            REPORT OF AUDIT COMMITTEE

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

         The Audit Committee Charter was adopted by the Board and reflects the standards set forth in SEC regulations and the rules of the Exchange.

         The Audit Committee's primary duties and responsibilities are:

         o Serve as an independent objective party to monitor the Company's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Company's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

         The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee met four times during the 2004 Fiscal Year.

         In overseeing the preparation of the Company's financial statements, the Audit Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and 90 (Communication with Audit Committees).

         With respect to the Company's outside auditors, the Audit Committee, among other things, discussed with Goldstein & Ganz P.C. matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended January 31, 2005.

         Submitted by the Audit Committee:

                                               Lawrence Burstein, Chairman
                                               Andrew Horowitz
                                               Mark Rosenberg

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

                              SHAREHOLDER PROPOSALS

         From time to time shareholders present proposals which may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. To be timely, a proposal by a shareholder intended to be included in our proxy statement and presented at the 2006 annual meeting must be received at our principal executive offices no later than 120 days before the anniversary date of our 2005 annual meeting, provided such annual meeting is held within 30 days before or after the anniversary date of the 2005 annual meeting. If the 2006 annual meeting is not held within 30 days before or after the anniversary date of the 2005 annual meeting, then the shareholder's notice must be delivered to, or mailed and received not later than a reasonable time before the Company begins to print and mail its proxy materials for such meeting.

                          ANNUAL REPORT ON FORM 10-KSB

         A complete copy of the Company's Annual Report on Form 10-KSB for the year ended January 31, 2005 is included in the Company's 2005 Annual Report to Shareholders. A copy of the Company's 2005 Annual Report to Shareholders has been mailed to all shareholders along with this Proxy Statement. Shareholders may obtain additional copies of the Company's Annual Report on Form 10-KSB and the exhibits thereto, without charge, by writing to Myra Gans, Executive Vice President and Secretary of the Company, at the Company's principal executive offices at the 10 West Forest Avenue, Englewood, NJ 07631.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the 2005 Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If a shareholder vote is necessary to transact any other business at the 2005 Annual Meeting, the proxy holders intend to vote their proxies in accordance with their best judgment related to such business.

         It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the 2005 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                       By Order of the Board of Directors,

                                       /s/ FRANK A. NEWMAN
                                       -----------------------------------------
                                       Frank A. Newman
                                       Chairman
May 3, 2005
Englewood, New Jersey

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